UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2013

ALLIANCE FIBER OPTIC PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-31857	77-0554122
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

	275 Gibraltar Drive, Sunnyvale, California	94089
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 736-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 1, 2013, Alliance Fiber Optic Products, Inc. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”) which was adjourned from October 21, 2013. The following actions were taken:

Proposal 1: to increase the number of shares of authorized Common Stock from 20,000,000 to 100,000,000 shares:

For	Against	Abstain	Broker Non-Vote
6,086,109	1,862,488	32,674	19,729

Proposal 2: to increase by 900,000 the number of shares of Common Stock available for issuance under the 2000 Stock Incentive Plan:

For	Against	Abstain	Broker Non-Vote
4,331,109	1,468,106	20,265	2,181,520

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2013

ALLIANCE FIBER OPTIC PRODUCTS,
INC.

By	/s/ Anita K. Ho
Name:	Anita K. Ho
Title:	Acting Chief Financial Officer